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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report - January 21, 1997
                       (Date of earliest event reported)


                                GTE CORPORATION
             (Exact name of registrant as specified in its charter)


   NEW YORK                         1-2755                      13-1678633
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)               Identification No.)
 incorporation)



              ONE STAMFORD FORUM
             STAMFORD, CONNECTICUT                 06904
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code      (203) 965-2000
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                                GTE Corporation

                                    FORM 8-K

                              ITEM OF INFORMATION


ITEM 7.         Financial Statements and Exhibits

(c)             Exhibits

3.1(a)    -     Restated Certificate of Incorporation of GTE Corporation,
                effective December 12, 1996.

4.1       -     Indenture dated as of December 1, 1996 between GTE Corporation and The Bank of New York, as Trustee, pertaining to Registration Statements on Form S-3 (File Nos. 33-63145 and 33-40247) under which the Securities referenced therein are to be issued.

4.2       -     Form of Supplemental Indenture dated as of __________, 199_, between GTE Corporation and The Bank of New York, as Trustee,
                pertaining to Registration Statements on Form S-3 (File
                Nos. 33-63145 and 33-40247) under which the Securities
                referenced therein are to be issued.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                GTE CORPORATION
                                                 (Registrant)

                                                MARIANNE DROST
                                               (Marianne Drost)
                                                  Secretary

Date: January 21, 1997